                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:     October 31, 2006
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                                                  hours per response...... 19.3
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08250
                                  ---------------------------------------------

                       ING VP Emerging Markets Fund, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

     The Corporation Trust Inc., 300 E. Lombard Street, Baltimore, MD 21202
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180
                                                   ----------------------------

Date of fiscal year end:  December 31
                        --------------------------
Date of reporting period: December 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUAL REPORT

ANNUAL REPORT

DECEMBER 31, 2003

ING VP EMERGING MARKETS FUND, INC.

[GRAPHIC]

[ING FUNDS LOGO]

                                TABLE OF CONTENTS

President's Letter                                                             1
Market Perspective                                                             2
Portfolio Managers' Report                                                     4
Index Descriptions                                                             6
Independent Auditors' Report                                                   7
Statement of Assets and Liabilities                                            8
Statement of Operations                                                        9
Statements of Changes in Net Assets                                           10
Financial Highlights                                                          11
Notes to Financial Statements                                                 12
Portfolio of Investments                                                      17
Director and Officer Information                                              20

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the semi-annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism never the less.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence reach beyond the shores of the U.S. as well. Overall, world markets are reporting strong gains. This is certainly true of Japan, where the economy has been showing welcome signs of recovery in recent months. That recovery, in turn, has helped trigger increases in business activity and consumer confidence there.

We are seeing similar surges in consumer confidence in several key European markets, and, although, some European markets remain sluggish, overall, financial benchmarks from Europe reflect steady growth. Markets in the United Kingdom, in particular, are reporting impressive returns, thanks in no small part to England's robust housing market as well as strong figures coming from the consumer in that country.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, ING Investments, LLC ("ING Investments"), investment adviser to the ING Funds and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Fund affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

Also, I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds. In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

We consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
February 16, 2004

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003

In 2003 GLOBAL EQUITIES recorded their first year of positive returns since 1999. As measured by the Morgan Stanley Capital International ("MSCI") World Index, global stocks rose 33.8% for the year. For the second half of 2003, global stocks returned 19.8%. In both figures about three quarters of the return was due to stock market movements and the rest to dollar weakness. The dollar occupied the financial spotlight for much of the second six months. Japanese and particularly Chinese government intervention to keep their currencies low against the dollar underscored frustration in the U.S. that signs of an improving economy were not being accompanied by job growth. However, the dollar weakened against the freely floating euro and other European currencies as even increasingly impressive economic reports from the U.S. could not banish fears about its large trade and budget deficits. For the second six months of the period, the euro appreciated 9.8% against the dollar, 20.2% for all of 2003. At year-end, the Bank of Japan announced that it had spent an astonishing $187 billion in 2003 to stem the rise in the yen.

Most U.S. FIXED INCOME classes had a much more subdued second six months as one might expect in a strong environment for equities. Bond prices were supported by the apparent absence of any inflationary pressures and the belief that until they appear, the Federal Reserve ("Fed") will not raise interest rates. For the six-month period, the Lehman Brothers Aggregate Bond Index of investment grade bonds returned 0.17%, much less than the average coupon. For the year, the total return was 4.10%. Within this the Lehman Brothers U.S. Corporate Investment Grade Index returned 0.49% for the second six months and the U.S. Treasury Index lost 1.45%. For 2003, these indices returned 8.24% and 2.24%, respectively. There was a pronounced steepening of the yield curve as ten-year Treasury yields rose from 3.53% at the end of June to 4.26% at year end while the 90-day Treasury Bill yield rose just 7 basis points to 91 basis points, never spending a day above 100 basis points. By contrast, 2003 was the year in which the high yield market redeemed itself after several years of disappointing performance. The rally that began late in October of 2002 continued throughout 2003, leading to the best high yield market performance since 1991. For the year, the high yield market returned 28.97%. While 2002 was a year that was marred by fraud and corporate malfeasance, 2003 was a year of balance sheet repair. Many troubled issuers resorted to creative financing techniques to take out bank debt and to refinance and extend maturities. Bond prices for most issuers rose as this future refinancing risk was far outweighed by the immediate benefit of a significantly diminished near- to medium- term risk of default. The declining default risk was manifested throughout the year by a fall in the default rate from a peak of 11.7% in February 2002 to 5.26% in December 2003.

THE U.S. EQUITIES market returned 15.2% in the second half of 2003 based on the Standard & Poor's ("S&P") 500 Index including dividends and returned 28.71% for the whole year. At current price-to-earnings levels, 18 times 2004 earnings, many are worried about valuations after the tremendous rebound from the lows in early March. Much of the recent acceleration in gross domestic product ("GDP"), to 8.2% growth in the third quarter and the strength in consumer demand, has come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy by which the Fed has kept real short term interest rates negative, even with very tame inflation. Corporate profits have improved and balance sheets have been repaired, without question, but this in large measure has been based on cost cutting and a lack of hiring. Only from about the middle of the last quarter did the level of new unemployment claims break convincingly below the 400,000 level. This has restrained employment costs both because the number of employees has been kept down and because their wage bargaining power has accordingly remained low. Some commentators argue that these bullish forces are surely unsustainable. The bulls say this is just the "wall of worry" that markets tend to climb, that employment growth will reinvigorate demand and that major indices are still well off their all time highs. True, the advance in 2003 was powered by smaller, lower quality stocks but this is natural as sentiment improves after a bear market. By the end of 2003, the recovery was becoming more broadly based and there is still plenty of appreciation left in the bigger companies, say the optimists.

In INTERNATIONAL MARKETS, Japan soared 32.1% in dollar terms in the second half of 2003 based on the MSCI Japan Index, slightly more than half of this due to the strength of the yen despite the efforts of the Bank of Japan, as noted earlier, to hold it down. For the year, Japanese stocks returned 35.9%. By the end of the year the broad market was trading at just over 18 times earnings for 2004, similar to the S&P 500.

                                MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003

Since the semi-annual report, the news has been mixed for Japanese business. The good news of the seventh consecutive quarter of economic growth, rising machinery orders and industrial production was soured by the realization that it was entirely driven by exports, with domestic demand weak. Japan's twin problems: chronic deflation and a banking system paralyzed by non-performing loans remain to be solved. Much of the strength of the Japanese market seems to have been fueled by foreign money, with the local investor still not convinced. European excluding United Kingdom ("ex UK") markets advanced 26.7% in dollars in the last six months of 2003, including nearly 10% currency appreciation, according to the MSCI Europe ex UK Index. By the end of 2003, dollar investors had a gain of 42.6% for the year and markets in this region were still trading on average at just 14.6 times 2004 earnings. Third quarter GDP managed a 0.4% increase after a decline in the second quarter. As in Japan, this was entirely sourced from exports despite the strengthening euro, since consumer spending was stagnant and business investment down.

Nonetheless industrial production in France and Germany, over half of the Eurozone's economy, was rising smartly by the end of the year and unemployment edging down. German business confidence rose to the highest in three years. Many commentators believe that regional stocks are cheap in relation to earnings growth projected to be more than 20% in 2004 and that the rally is not over. The UK market gained 22.3% in dollars in the second half of 2003, nearly half of this due to currency, according to the MSCI UK Index. For the whole year, the dollar return was 32.1%. At those levels the UK market was trading at about 18 times 2004 earnings, again similar to the S&P 500. As in other regions, UK business and economic prospects improved during the six months. But there was more to this than exports. Services, manufacturing and construction were all accelerating by year-end. Third quarter GDP growth was revised up to 0.8% over the second quarter, while the unemployment rate fell to 5%, the lowest in decades. In November, the Bank of England became the first of the world's major central banks to raise interest rates.

                 See accompanying index descriptions on page 6.

ING VP EMERGING MARKETS FUND, INC.                    Portfolio Managers' Report

MANAGEMENT TEAM: Jan Wim Derks, Director of Global Emerging Markets Equities; Bratin Sanyal, Senior Investment Manager; and Eric Conrads, Senior Investment Manager, all with ING Investment Management Advisors B.V., the Sub-Adviser.

GOAL: The ING VP Emerging Markets Fund (the "Fund") seeks long-term growth of capital primarily through investment in equity securities and equity equivalents of emerging market companies.

PERFORMANCE: For the year ended December 31, 2003, the Fund, excluding any charges, returned 47.20% versus 56.28% for the Morgan Stanley Capital International Emerging Markets Free ("MSCI EMF") Index and 39.17% for the MSCI EAFE Index.

PORTFOLIO SPECIFICS: The Fund began the period with an overweight in Asia in anticipation of accelerating economic growth. Soon after, however, Severe Acute Respiratory Syndrome ("SARS") was detected in Hong Kong, which was then traced back to China. However, this virulent disease quickly spread around the region creating panic, dealing a severe blow to consumer confidence, domestic demand and the leisure/tourism sector, which is an important foreign exchange earner. We brought the region to an underweight, at that time, primarily by reducing China and Taiwan. However, as the threat from SARS receded in early summer we increased our weighting in Asia, initially by adding to China, India and Thailand and thereby moving to an overweight in all these markets. Subsequently, we added significantly to Taiwan as foreign investment restrictions were lifted, allowing for several benchmark providers (e.g. MSCI) to consider increasing the investment factor in Taiwan. Such a move from the benchmark providers might lead to significant flows into Taiwanese equities. We have maintained a near neutral position in Korea as lower valuations seem balanced by poor economic fundamentals and the threat of Fund outflows arising out of benchmark changes. Elsewhere in the region we maintained our neutral stance in Indonesia and an underweight position in Malaysia and the Philippines. Latin America was the best performing region within Emerging Markets gaining 74% driven by a spectacular performance from Brazil, up 115%. Brazil rebounded sharply from its lows in 2002 as the initial skepticism towards the new administration which came to power in January 2003 gave way to appreciation for conservative policy initiatives and new reform measures. Mexico's performance was a respectable 33% but gains were limited by concerns regarding the economic health of its largest trading partner, the United States. We have maintained our overweight in Latin America primarily via Brazil and Mexico. Recently, we have top-sliced our positions in Brazil while maintaining our overweight stance. In the Europe, Middle East and Africa (EMEA) region we were overweight Eastern Europe and Russia while maintaining South Africa as an underweight. We have since reduced the weighting in Eastern Europe in favor of Asia as growth prospects in Asia brightened after the SARS crisis. However, we maintained our overweight in Russia via the oil sector until fairly late in the reporting period and are currently neutrally weighted in Russia because of rising political uncertainty and tentative corporate governance issues.

The Fund's under-performance can be attributed to the quality of the very sharp rally over the last ten months. Stocks with poorer balance sheets, often with a large debt load have seen bigger gains than stocks with a more sound financial standing. Moreover, small capitalization (and often illiquid) stocks have outperformed large cap stocks. The Fund holdings are biased away from either of these classes of stocks as medium to long-term prospects for such stocks remain poor. Very volatile in/outflows leading to a turnover (one way) of circa 100% per month over the reporting period was also a significant detractor of performance.

MARKET OUTLOOK: Several pieces of good economic news confirms our optimism over the last several months. Good industrial production figures from Japan, positive numbers from Germany and strong Gross Domestic Product from the U.S. all point to a broad based global economic recovery. Therefore, we remain constructive on the emerging markets asset class. Emerging markets may continue to offer good absolute returns, as we have seen in 2003. We believe emerging markets will deliver relatively strong earnings growth of approximately 20% in 2004. We expect multiple expansion within the emerging markets as valuations remain at a deep discount to developed markets and at very low levels historically. For 2004 average Price/Earning's are at around 10-12 times. Furthermore, emerging economies are expected to grow by 5.2% in 2004. In addition, with the dividend yield of approximately 2.5% we also see yield support. Our investment strategy is to focus on countries where economic growth is robust and on companies with improving cash flows, solid balance sheets and attractive valuations. We are currently finding the best opportunities in Brazil, Mexico, Taiwan, Thailand and India.

Portfolio Managers' Report                    ING VP EMERGING MARKETS FUND, INC.

[CHART]

              ING VP EMERGING MARKETS FUND    MSCI EMF INDEX    MSCI EAFE INDEX
3/31/94                         $   10,000        $   10,000          $   10,000
12/31/94                        $   10,076        $   10,190          $   10,435
12/31/95                        $    9,679        $    9,661          $   11,640
12/31/96                        $   10,402        $   10,243          $   12,381
12/31/97                        $    9,194        $    9,057          $   12,635
12/31/98                        $    6,601        $    6,762          $   15,204
12/31/99                        $   15,048        $   11,252          $   19,355
12/31/2000                      $    8,963        $    7,808          $   16,653
12/31/2001                      $    8,029        $    7,623          $   13,122
12/31/2002                      $    7,280        $    7,165          $   11,067
12/31/2003                      $   10,716        $   11,198          $   15,402

                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                           PERIODS ENDED DECEMBER 31, 2003
                                    --------------------------------------------
                                                                 SINCE INCEPTION
                                    1 YEAR         5 YEAR            3/30/94
                                    ------         ------        ---------------
ING VP Emerging Markets Fund        47.20%         10.17%            0.72%
MSCI EMF Index                      56.28%         10.61%            1.17%(1)
MSCI EAFE Index                     39.17%          0.26%            4.53%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Emerging Markets Fund against the MSCI EMF Index and MSCI EAFE Index. The Indices are unmanaged and have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 4/1/94.

PRINCIPAL RISK FACTOR(S): International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. The Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies. When the Fund lends securities, they may not be available on a timely basis and it may lose the opportunity to sell them at a desirable price. The value of convertible or debt securities may fall when interest rates rise.

                 See accompanying index descriptions on page 6.

                               INDEX DESCRIPTIONS

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

The LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX consists of more than 1,000 securities taken from the largest market capitalization companies based in Europe, Australia and Asia (Australasia), and the Far East.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE (EMF) INDEX is an unmanaged index which is comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, EX UK, INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,500 securities - with values expressed in U.S. dollars.

The STANDARD AND POOR'S ("S&P") 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
of ING VP Emerging Markets Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ING VP Emerging Markets Fund, Inc., including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING VP Emerging Markets Fund, Inc., as of December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP

Boston, Massachusetts
February 16, 2004

           STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2003

ASSETS:
Investments in securities, at value*                                          $   21,552,841
Cash                                                                                 212,102
Foreign currencies                                                                     4,270
Receivables:
    Investment securities sold                                                           320
    Dividends and interest                                                            91,610
Prepaid expenses                                                                          13
                                                                              --------------
        Total assets                                                              21,861,156
                                                                              --------------
LIABILITIES:
Payable to affiliates                                                                 16,916
Payable to directors                                                                  56,805
Other accrued expenses and liabilities                                                95,354
                                                                              --------------
        Total liabilities                                                            169,075
                                                                              --------------
NET ASSETS (EQUIVALENT TO $6.58 PER SHARE ON 3,298,531 SHARES OUTSTANDING)    $   21,692,081
                                                                              ==============
NET ASSETS WERE COMPRISED OF:
Paid-in capital -- shares of beneficial interest at $0.001 par value
  (500,000,000 shares authorized)                                             $   27,368,515
Accumulated net investment income                                                        692
Accumulated net realized loss on investments and foreign currencies              (10,818,349)
Net unrealized appreciation of investments and foreign currencies                  5,141,223
                                                                              --------------
NET ASSETS                                                                    $   21,692,081
                                                                              ==============

----------
  * Cost of securities                                                        $   16,411,749
 ** Cost of foreign currencies                                                         4,246

                 See Accompanying Notes to Financial Statements

          STATEMENT OF OPERATIONS for the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends (net of foreign taxes)*                                             $      425,953
Interest                                                                              13,698
Securities lending income                                                                816
                                                                              --------------
    Total investment income                                                          440,467
                                                                              --------------
EXPENSES:
Investment management fees                                                           142,585
Administrative service fees                                                           16,775
Custody and accounting expense                                                       176,103
Shareholder reporting expense                                                         33,526
Transfer agent fees                                                                   18,250
Professional fees                                                                     36,607
Director's fees                                                                        5,110
Insurance expense                                                                      1,005
Miscellaneous expenses                                                                 2,006
                                                                              --------------
    Total expenses                                                                   431,967
Less:
    Net waived and reimbursed fees                                                    12,705
                                                                              --------------
    Net expenses                                                                     419,262
                                                                              --------------
Net investment income                                                                 21,205
                                                                              --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
    Investments                                                                    1,655,327
    Foreign currencies                                                               (22,333)
                                                                              --------------
    Net realized gain on investments and foreign currencies                        1,632,994
                                                                              --------------
Net change in unrealized appreciation of investments and foreign currencies        5,220,489
                                                                              --------------
Net realized and unrealized gain on investments and foreign currencies             6,853,483
                                                                              --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $    6,874,688
                                                                              ==============

----------
  * Foreign taxes                                                             $       47,025

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR             YEAR
                                                                             ENDED            ENDED
                                                                          DECEMBER 31,     DECEMBER 31,
                                                                             2003             2002
                                                                         --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                                             $       21,205   $      (78,933)
Net realized gain (loss) on investments and foreign currencies                1,632,994       (1,105,640)
Net change in unrealized appreciation (depreciation) of
  investments and foreign currencies                                          5,220,489         (330,213)
                                                                         --------------   --------------
Net increase (decrease) in net assets resulting from operations               6,874,688       (1,514,786)
                                                                         --------------   --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                             11,334,077       55,718,792
Cost of shares redeemed                                                     (11,377,152)     (56,104,711)
                                                                         --------------   --------------
Net decrease in net assets resulting from capital share transactions            (43,075)        (385,919)
                                                                         --------------   --------------
Net increase (decrease) in net assets                                         6,831,613       (1,900,705)

NET ASSETS:
Beginning of year                                                            14,860,468       16,761,173
                                                                         --------------   --------------
End of year                                                              $   21,692,081   $   14,860,468
                                                                         ==============   ==============
Undistributed net investment income at end of year                       $          692   $           --
                                                                         ==============   ==============

                 See Accompanying Notes to Financial Statements

ING VP EMERGING MARKETS FUND, INC.                          FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       YEAR ENDED DECEMBER 31,
                                                                        ----------------------------------------------------
                                                                          2003       2002       2001      2000(1)     1999
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                          $              4.47       4.93       7.63      12.81       5.67
 Income from investment operations:
 Net investment income (loss)                                $              0.01      (0.02)      0.02      (0.07)     (0.02)
 Net realized and unrealized gain (loss) on investments      $              2.10      (0.44)     (1.15)     (5.11)      7.20
 Total from investment operations                            $              2.11      (0.46)     (1.13)     (5.18)      7.18
 Less distributions from:
 Net investment income                                       $                --         --         --         --       0.04
 Net realized gain on investments                            $                --         --       1.57         --         --
 Total distributions                                         $                --         --       1.57         --       0.04
 Net asset value, end of year                                $              6.58       4.47       4.93       7.63      12.81
 TOTAL RETURN(2)                                             %             47.20      (9.33)    (10.42)    (40.44)    127.14

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                             $            21,692     14,860     16,761     21,979     38,803
 Ratio of expenses to average net assets:
 Net expenses after expense reimbursement(3)                 %              2.50       2.33       1.85       1.74       1.70
 Gross expenses prior to expense reimbursement               %              2.58       2.33       1.85       1.74       1.70
 Net investment income (loss) after expense
 reimbursement(3)                                            %              0.13      (0.45)      0.30      (0.51)     (0.25)
 Portfolio turnover rate                                     %               123        132        113        255        183

(1)  Effective July 26, 2000, ING Investments, LLC, became the Adviser of the
     Fund.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(3) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

              NOTES TO FINANCIAL STATEMENTS as of December 31, 2003

NOTE 1 -- ORGANIZATION

ORGANIZATION. ING VP Emerging Markets Fund, Inc., (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended, which commenced operations on December 27, 1993.

The Fund's Investment objective is to seek long-term growth of capital primarily through investment in equity securities and equity equivalents of emerging market companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements:

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE.

    Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis except when collection is not expected. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. FEDERAL INCOME TAXES. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisons applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

D. DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and net realized gains, if any, are declared and paid annually by the Fund. Distributions are determined annually in accordance with federal tax principles which may differ from accounting principles generally accepted in the United States of America for investment companies. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

E. USE OF ESTIMATES. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

F. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

        (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

        (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

    Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government Securities. These risks include, but are not limited, to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government Securities.

G. FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. At December 31, 2003, the Fund did not have any open forward foreign currency contracts.

H. SECURITIES LENDING. The Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. No securities were on loan at December 31, 2003.

I. ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available.

    In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

NOTE 3 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund pays an investment advisory fee to ING Investments, LLC (the "Investment Manager" or the "Adviser") at an annual rate of 0.85% of the Fund's average daily net assets. The Investment Manager voluntarily agreed to reimburse the Fund if total annual expenses (including management fees, but excluding interest, taxes, brokerage commission and extraordinary expenses) exceed 2.50% of the Fund's average net assets. The Investment Manager will, at a later date, recoup from the Fund, expenses reimbursed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees, are reflected on the accompanying Statement of Operations.

As of December 31, 2003, the cumulative amount of reimbursed fees that is subject to possible recoupment by the Investment Manager is $12,705.

ING Funds Services, LLC (the "Administrator") serves as Administrator to the Fund. The Fund pays the Administrator a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. ING Investment Management Advisors BV, a registered investment advisor, serves as Sub-Adviser to the Fund.

NOTE 4 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2003, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

           ACCRUED               ACCRUED
          ADVISORY           ADMINISTRATIVE
             FEE                  FEE                   TOTAL
          --------           --------------             -----
          $ 15,135               $ 1,781              $ 16,916

The Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 5 -- INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003, excluding short-term securities, were $20,283,781 and $19,901,497, respectively.

NOTE 6 -- CONCENTRATION OF INVESTMENT RISKS

The Fund's Investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

NOTE 7 -- LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The Fund utilized the line of credit for fifty-five days with an approximate average daily balance of $628,000 at an approximate weighted average interest rate of 1.57% during the year ended December 31, 2003.

NOTE 8 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

                            YEAR ENDED                     YEAR ENDED
                           DECEMBER 31,                   DECEMBER 31,
                              2003                             2002
                  -----------------------------   -----------------------------
                      SHARES         DOLLARS          SHARES         DOLLARS
                  -------------   -------------   -------------   -------------
Shares sold           2,556,821   $  11,334,077      11,401,672   $  55,718,792
Shares
  redeemed           (2,580,557)    (11,377,152)    (11,478,352)    (56,104,711)
                  -------------   -------------   -------------   -------------
Net decrease            (23,737)  $     (43,075)        (76,680)  $    (385,919)
                  =============   =============   =============   =============

NOTE 9 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund's Board, the following security has been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.

                                  INITIAL                           PERCENT
                                ACQUISITION                         OF NET
SECURITY              SHARES       DATE        COST      VALUE      ASSETS
--------              ------    -----------    ----      -----      ------
Larsen & Toubro
  Ltd. GDR             9,100     10/31/01    $ 67,251  $ 211,575      1.0%

NOTE 10 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2003:

                     UNDISTRIBUTED
                     NET INVESTMENT               ACCUMULATED
PAID-IN                INCOME ON                  NET REALIZED
CAPITAL               INVESTMENTS                GAINS (LOSSES)
-------               -----------                --------------
$ (1,820)              $ (20,513)                   $ 22,333

There were no distributions to shareholders during the years ended December 31, 2003 and December 31, 2002.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2003 are as follows:

UNREALIZED              CAPITAL
APPRECIATION/             LOSS                     EXPIRATION
(DEPRECIATION)        CARRYFORWARDS                  DATES
--------------        -------------                ----------
$  4,884,939         $  (10,561,373)               2009-2010

NOTE 11 - OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Fund affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

ING
VP Emerging
Markets
Fund, Inc.                      PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                        VALUE
---------------------------------------------------------------------------------------
COMMON STOCK: 92.7%
                          AUSTRIA: 0.7%
       2,900      @       Bank Austria Creditanstalt AG                   $     148,146
                                                                          -------------
                                                                                148,146
                                                                          -------------
                          BRAZIL: 11.6%
       6,925              Banco Itau Holding
                            Financeira SA ADR                                   337,732
       2,300              Brasil Telecom
                            Participacoes SA ADR                                 86,940
      13,000              Cia de Bebidas
                            Das Americas ADR                                    331,630
      14,100              Cia Energetica de Minas
                            Gerais ADR                                          259,440
       6,200              Cia Vale do Rio Doce ADR                              319,362
      29,800              Petroleo Brasileiro
                            SA - Petrobras ADR                                  794,467
      18,300              Tele Norte Leste
                            Participacoes SA ADR                                282,369
      15,100      @       Telesp Celular Participacoes SA                        99,358
                                                                          -------------
                                                                              2,511,298
                                                                          -------------
                          CHILE: 0.9%
      13,000              Cia de Telecomunicaciones
                            de Chile SA ADR                                     194,350
                                                                          -------------
                                                                                194,350
                                                                          -------------
                          CHINA: 3.1%
     108,000      @       China Life Insurance Co. Ltd.                          88,335
     268,000              China Oilfield Services Ltd.                           94,930
     294,000              China Petroleum &
                            Chemical Corp.                                      130,536
     230,000              China Telecom Corp. Ltd.                               94,942
      52,000              Huaneng Power Intl., Inc.                              90,237
     246,000              Zhejiang Expressway Co. Ltd.                          172,691
                                                                          -------------
                                                                                671,671
                                                                          -------------
                          CZECH REPUBLIC: 0.4%
       7,768              Cesky Telecom AS                                       87,390
                                                                          -------------
                                                                                 87,390
                                                                          -------------
                          HONG KONG: 3.0%
      91,000              China Mobile Ltd.                                     280,055
     232,000      @       China Resources Power
                            Holdings Co.                                        108,326
      74,000              Citic Pacific Ltd.                                    189,287
      40,500              Cnooc Ltd.                                             79,910
                                                                          -------------
                                                                                657,578
                                                                          -------------
                          INDIA: 5.7%
       1,850              Infosys Technologies Ltd.                             225,597
       9,100      I       Larsen & Toubro Ltd. GDR                              211,575
       3,350              Ranbaxy Laboratories Ltd. GDR                          85,023
      18,000              Reliance Industries Ltd. GDR                          553,500
      16,100              Tata Motors Ltd. GDR                                  158,584
                                                                          -------------
                                                                              1,234,279
                                                                          -------------
                          INDONESIA: 1.9%
     109,769              Astra Intl. Tbk PT                                     65,164
     648,000      @       Bank Mandiri Persero PT                                76,937
      59,500              Gudang Garam Tbk PT                                    96,076
     150,000      @       Perusahaan Gas Negara PT                               27,605
     185,000              Telekomunikasi
                          Indonesia Tbk PT                                      149,718
                                                                          -------------
                                                                                415,500
                                                                          -------------
                          ISRAEL: 2.0%
       4,700      @       Check Point
                            Software Technologies                         $      79,054
       6,100              Teva Pharmaceutical
                            Industries ADR                                      345,931
                                                                          -------------
                                                                                424,985
                                                                          -------------
                          MALAYASIA: 4.0%
      74,000              Gamuda BHD                                            123,658
      16,800              Genting BHD                                            73,457
      39,400              Malayan Banking BHD                                   100,062
      40,700              New Straits Times Press BHD                            43,366
     306,700              Public Bank BHD                                       249,764
      52,000              Resorts World BHD                                     138,008
      68,000              Telekom Malaysia Bhd                                  149,940
                                                                          -------------
                                                                                878,255
                                                                          -------------
                          MEXICO: 7.2%
      10,564              America Movil SA de CV ADR                            288,820
       5,900              Cemex SA de CV ADR                                    154,580
       2,850              Fomento Economico Mexicano
                            SA de CV ADR                                        105,108
     159,000      @       Grupo Financiero
                            BBVA Bancomer                                       135,834
      63,480      @       Grupo Mexico SA de CV                                 162,693
       4,790              Grupo Televisa SA ADR                                 190,929
       9,510              Telefonos de Mexico
                            SA de CV ADR                                        314,114
       6,665              TV Azteca SA de CV ADR                                 60,652
      50,500              Wal-Mart de Mexico SA de CV                           143,943
                                                                          -------------
                                                                              1,556,673
                                                                          -------------
                          PERU: 0.3%
       2,500      @         Cia de Minas Buenaventura SA                         70,700
                                                                          -------------
                                                                                 70,700
                                                                          -------------
                          POLAND: 1.1%
       8,200              Polski Koncern Naftowy
                            Orlen GDR                                           109,541
      32,500              Telekomunikacja Polska SA GDR                         131,550
                                                                          -------------
                                                                                241,091
                                                                          -------------
                          RUSSIA: 4.8%
       4,400              LUKOIL ADR                                            409,640
       2,400              MMC Norilsk Nickel                                    159,600
       6,973              OAO Gazprom ADR                                       179,206
           0              Sibneft                                                     0
       3,400              Surgutneftegaz ADR                                     99,960
       4,461              YUKOS ADR                                             183,347
                                                                          -------------
                                                                              1,031,753
                                                                          -------------
                          SOUTH AFRICA: 7.7%
      28,000              Absa Group Ltd.                                       176,832
       1,800              Anglogold Ltd.                                         84,060
     139,000              Firstrand Ltd.                                        185,750
      19,200              Gold Fields Ltd. ADR                                  267,648
       9,400              Harmony Gold
                            Mining Co. Ltd. ADR                                 152,562
       2,000              Impala Platinum Holdings Ltd.                         173,534
      22,600      @       MTN Group Ltd.                                         96,325
       4,000              Sappi Ltd.                                             54,581
       6,100              Sappi Ltd. ADR                                         83,387
      47,500              Standard Bank Group Ltd.                              278,809

                 See Accompanying Notes to Financial Statements

ING
VP Emerging
Markets
Fund, Inc.          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                        VALUE
---------------------------------------------------------------------------------------
                          SOUTH AFRICA (CONTINUED)
      96,600              Steinhoff International
                            Holdings Ltd.                                 $     110,710
                                                                          -------------
                                                                              1,664,198
                                                                          -------------
                          SOUTH KOREA: 16.1%
       4,290              Daishin Securities Co. Ltd.                            62,905
       2,270              Honam Petrochemical Corp.                             117,167
       2,630              Hyundai Motor Co.                                     111,221
      10,263              Kookmin Bank                                          388,654
       6,310              Korea Electric Power Corp.                            114,012
       6,790      @       Korean Air Co. Ltd.                                   105,396
       2,790              KT Corp.                                              105,633
      12,310      #       KT&G Corp. GDR                                        108,082
       2,420              LG Chem Ltd.                                          111,230
       3,700      @       LG Electronics, Inc.                                  181,602
         714              Nong Shim Co. Ltd.                                    143,219
       2,900              Posco                                                 394,648
       2,760              Samsung Electronics Co. Ltd.                        1,044,626
       2,360              Samsung Fire &
                            Marine Insurance Co. Ltd.                           136,054
         470              Shinsegae Co. Ltd.                                    114,224
       1,640              SK Telecom Co. Ltd.                                   275,033
                                                                          -------------
                                                                              3,513,706
                                                                          -------------
                          TAIWAN: 12.0%
      29,500              Asustek Computer, Inc.                                 65,401
      44,075              China Motor Corp. Ltd.                                 75,298
       3,000              China Steel Corp. GDR                                  49,950
     173,000              Chinatrust Financial Holding Co.                      173,924
      42,780              Compal Electronics, Inc.                               58,813
      26,467              Compal Electronics, Inc. GDR                          182,622
     230,241              Eva Airways Corp.                                      93,913
     275,000              Fubon Financial Holding Co. Ltd.                      263,655
      64,600              Hon Hai Precision Industry                            253,786
      23,000      @       Ichia Technologies, Inc.                               41,965
      13,450              MediaTek, Inc.                                        126,379
     216,000              Mega Financial Holding Co. Ltd.                       129,798
     184,220              Nan Ya Plastic Corp.                                  266,215
      53,770              Synnex Technology Intl. Corp.                         177,842
     231,812      @       Taiwan Semiconductor
                            Manufacturing Co. Ltd.                              432,094
     168,796      @       United Microelectronics Corp.                         144,576
     114,072              Yuanta Core Pacific Securities Co.                     68,261
                                                                          -------------
                                                                              2,604,492
                                                                          -------------
                          THAILAND: 3.2%
      39,200      @       Bangkok Bank PCL                                      114,042
     170,000              Bangkok Expressway PCL                                107,262
      21,000                BEC World PLC                                       119,250
      59,700      @       Kasikornbank PCL                                      105,470
     542,700              Land & House Pub Co. Ltd.                             173,949
      54,900              Thai Airways Intl.                                     63,390
                                                                          -------------
                                                                                683,363
                                                                          -------------
                          TURKEY: 1.8%
  32,000,000              Akbank Tas                                            167,402
  75,000,000      @       Turkiye Garanti Bankasi AS                            218,861
                                                                          -------------
                                                                                386,263
                                                                          -------------
                          UNITED KINGDOM: 2.8%
      24,700              Anglo American PLC                                    536,992
      47,000      @       Old Mutual PLC                                         77,538
                                                                          -------------
                                                                                614,530
                                                                          -------------
                          Total Common Stock
                            (Cost $14,841,209)                               19,590,221
                                                                          -------------
INVESTMENT COMPANY: 2.4%
                          UNITED STATES: 2.4%
       3,200              iShares MSCI Emerging
                            Markets Index Fund                            $     524,576
                                                                          -------------
                          Total Investment Company
                            (Cost $480,144)                                     524,576
                                                                          -------------
PREFERRED STOCK: 4.0%
                          BRAZIL: 0.3%
   2,284,905              Duratex SA                                             65,743
                                                                          -------------
                                                                                 65,743
                                                                          -------------
                          SOUTH KOREA: 3.7%
       3,860              Samsung Electronics Co. Ltd.                          794,919
                                                                          -------------
                                                                                794,919
                                                                          -------------
                          Total Preferred Stock
                            (Cost $703,568)                                     860,662
                                                                          -------------
WARRANTS: 2.7%
                          INDIA: 2.7%
       5,442      @,E     Bajaj Auto Ltd.                                       135,659
       9,740      @,E     Bharat Heavy Electricals Ltd.                         108,504
      19,850      @,E     Hindustan Lever Ltd.                                   89,127
      21,588      @,E     ICICI Bank Ltd.                                       139,998
       9,000      @,E     Larsen & Toubro Ltd.                                  104,094
                                                                          -------------
                                                                                577,382
                                                                          -------------
                          Total Warrants
                            (Cost $386,828)                                     577,382
                                                                          -------------
                          TOTAL INVESTMENTS
                            IN SECURITIES (COST
                            $16,411,749)*                         99.4%   $  21,552,841
                          OTHER ASSETS AND
                            LIABILITIES-NET                        0.6          139,240
                                                                 -----    -------------
                          NET ASSETS                             100.0%   $  21,692,081
                                                                 =====    =============

@     Non-income producing security
ADR   American Depository Receipt
GDR   Global Depository Receipt
E     Equity Linked Product
I     Illiquid Security
# Securities with purchase pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Trustees.

* Cost for federal income tax purposes $16,668,725. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                             $   4,960,608
                Gross Unrealized Depreciation                                   (76,492)
                                                                          -------------
                Net Unrealized Appreciation                               $   4,884,116
                                                                          =============

                 See Accompanying Notes to Financial Statements

ING
VP Emerging
Markets
Fund, Inc.          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

                                        PERCENTAGE OF
INDUSTRY GROUP                            NET ASSETS
-----------------------------------------------------
Agriculture                                  0.9%
Airlines                                     1.2
Auto Manufacturers                           1.5
Banks                                       14.0
Beverages                                    2.0
Building Materials                           1.0
Chemicals                                    4.8
Commercial Services                          1.3
Computers                                    3.1
Diversified Financial Services               2.4
Electric                                     2.6
Electrical Components & Equipment            9.9
Electronics                                  0.5
Engineering & Construction                   0.6
Entertainment                                0.6
Food                                         0.7
Forest Products & Paper                      0.6
Gas                                          0.9
Holding Companies-Diversified                2.3
Home Builders                                0.8
Home Furnishings                             0.5
Household Products/Wares                     0.4
Insurance                                    1.4
Internet                                     0.4
Investment Companies                         2.4
Iron/Steel                                   2.0
Leisure Time                                 0.6
Lodging                                      0.3
Media                                        1.9
Mining                                       9.0
Oil and Gas                                  8.3
Oil and Gas Services                         0.4
Pharmaceuticals                              2.0
Retail                                       1.5
Semiconductors                               3.3
Software                                     1.0
Telecommunications                          12.3
Other Assets and Liabilities, Net            0.6
                                           -----
                                           100.0%
                                           =====

                 See Accompanying Notes to Financial Statements

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Companies, Board of Directors. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent trustee ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                 TERM OF                                    NUMBER OF
                                               OFFICE AND              PRINCIPAL          PORTFOLIOS IN            OTHER
                                POSITION(S)     LENGTH OF            OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS             HELD WITH        TIME                DURING THE             OVERSEEN             HELD BY
          AND AGE                 COMPANY       SERVED(1)           PAST FIVE YEARS        BY DIRECTOR            DIRECTOR
       -------------            -----------    ----------           ---------------       -------------        -------------
INDEPENDENT DIRECTORS

Paul S. Doherty(2)              Director     July            Mr. Doherty is President and      116                   --
7337 E. Doubletree Ranch Rd.                 2000 -          Partner, Doherty, Wallace,
Scottsdale, AZ 85258                         Present         Pillsbury and Murphy, P.C.,
Born: 1934                                                   Attorneys (1996 - Present);
                                                             and Trustee of each of the
                                                             funds managed by Northstar
                                                             Investment Management
                                                             Corporation (1993 - 1999).

J. Michael Earley(3)            Director     February        President and Chief Executive     116                   --
7337 E. Doubletree Ranch Rd.                 2002 -          Officer Bankers Trust
Scottsdale, AZ 85258                         Present         Company, N.A. (1992 -
Born: 1945                                                   Present).

R. Barbara Gitenstein(2)        Director     February        President, College of New         116                   --
7337 E. Doubletree Ranch Rd.                 2002 -          Jersey (1999 - Present).
Scottsdale, AZ 85258                         Present
Born: 1948

Walter H. May(2)                Director     July            Retired. Formerly, Managing       116       Best Prep Charity
7337 E. Doubletree Ranch Rd.                 2000 -          Director and Director of                    (1991 - Present).
Scottsdale, AZ 85258                         Present         Marketing, Piper Jaffray,
Born: 1936                                                   Inc.; Trustee of each of the
                                                             funds managed by Northstar
                                                             Investment Management
                                                             Corporation (1996 - 1999).

Jock Patton(2)                  Director     July            Private Investor (June 1997 -     116       Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.                 2000 -          Present). Formerly Director                 (January 1999 -
Scottsdale, AZ 85258                         Present         and Chief Executive Officer,                Present); JDA Software
Born: 1945                                                   Rainbow Multimedia Group,                   Group, Inc.
                                                             Inc. (January 1999 - December               (January 1999 -
                                                             2001);                                      Present); Buick of
                                                                                                         Scottsdale, Inc.; and
                                                                                                         National Airlines, Inc.

                                                 TERM OF                                    NUMBER OF
                                               OFFICE AND              PRINCIPAL          PORTFOLIOS IN            OTHER
                                POSITION(S)     LENGTH OF            OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS             HELD WITH        TIME                DURING THE             OVERSEEN             HELD BY
          AND AGE                 COMPANY       SERVED(1)           PAST FIVE YEARS        BY DIRECTOR            DIRECTOR
       -------------            -----------    ----------           ---------------       -------------        -------------
David W.C. Putnam(3)            Director     July            President and Director, F.L.      116       Anchor International Bond
7337 E. Doubletree Ranch Rd.                 2000 -          Putnam Securities Company,                  (December 2000 -
Scottsdale, AZ 85258                         Present         Inc. and its affiliates;                    Present); Progressive
Born: 1939                                                   President, Secretary and                    Capital Accumulation
                                                             Trustee, The Principled                     Trust (August 1998 -
                                                             Equity Market Fund. Formerly,               Present); Principled
                                                             Trustee, Trust Realty Trust                 Equity Market Fund
                                                             (December Corp.; Anchor                     (November 1996 -
                                                             Investment Trust; Bow 2000 -                Present), Mercy Endowment
                                                             Present); Ridge Mining                      Foundation (1995 -
                                                             Company and each of the F.L.                Present); Director, F.L.
                                                             Putnam funds managed by                     Putnam Investment
                                                             Northstar Investment                        Management Company
                                                             Foundation Management                       (December 2001 -
                                                             Corporation (1994 - 1999).                  Present); Asian American
                                                                                                         Bank and Trust Company
                                                                                                         (June 1992 - Present);
                                                                                                         and Notre Dame Health
                                                                                                         Care Center (1991 -
                                                                                                         Present) F.L. Putnam
                                                                                                         Securities Company, Inc.
                                                                                                         (June 1978 - Present);
                                                                                                         and an Honorary Trustee,
                                                                                                         Mercy Hospital (1973 -
                                                                                                         Present).

Blaine E. Rieke(3)              Director     February        General Partner, Huntington       116       Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.                 2001 -          Partners (January 1997 -                    (January 1998 - Present).
Scottsdale, AZ 85258                         Present         Present). Chairman of the
Born: 1933                                                   Board and Trustee of each of
                                                             the funds managed by ING
                                                             Investment Management Co. LLC
                                                             (November 1998 - February
                                                             2001).

Roger B. Vincent(3)             Director     February        President, Springwell             116       Director, AmeriGas Propane,
7337 E. Doubletree Ranch Rd.                 2002 -          Corporation (1989 - Present).               Inc. (1998 - Present).
Scottsdale, AZ 85258                         Present         Formerly, Director Tatham
Born: 1945                                                   Offshore, Inc. (1996 - 2000).

Richard A. Wedemeyer(2)         Director     February        Retired. Mr. Wedemeyer was        116       Touchstone Consulting
7337 E. Doubletree Ranch Rd.                 2001 -          formerly Vice President -                   Group (1997 - Present).
Scottsdale, AZ 85258                         Present         Finance and Administration,
Born: 1936                                                   Channel Corporation (June
                                                             1996 - April 2002). Trustee,
                                                             First Choice Funds (1997 -
                                                             2001); and of each of the
                                                             funds managed by ING
                                                             Investment Management Co. LLC
                                                             (1998 - 2001).

                                                 TERM OF                                    NUMBER OF
                                               OFFICE AND              PRINCIPAL          PORTFOLIOS IN            OTHER
                                POSITION(S)     LENGTH OF            OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS             HELD WITH        TIME                DURING THE             OVERSEEN             HELD BY
          AND AGE                 COMPANY       SERVED(1)           PAST FIVE YEARS        BY DIRECTOR            DIRECTOR
       -------------            -----------    ----------           ---------------       -------------        -------------
DIRECTORS WHO ARE "INTERESTED PERSONS"

Thomas J. McInerney(4)          Director     February        Chief Executive Officer,          170       Director, Hemisphere Inc.
7337 E. Doubletree Ranch Rd.                 2001 -          ING U.S. Financial Services                 (May 2003 - Present);
Scottsdale, AZ 85258                         Present         (September 2001 - Present);                 Equitable Life Insurance
Born: 1956                                                   General Manager and Chief                   Co., Golden American Life
                                                             Executive Officer, ING U.S.                 Insurance Co., Life
                                                             Worksite Financial Services                 Insurance Company of
                                                             (December 2000 - Present);                  Georgia, Midwestern United
                                                             Member ING Americas Executive               Life Insurance Co.,
                                                             Committee (2001 - Present);                 ReliaStar Life Insurance
                                                             President, Chief Executive                  Co., Security Life of
                                                             Officer and Director of                     Denver, Security
                                                             Northern Life Insurance                     Connecticut Life Insurance
                                                             Company (March 2001 - October               Co., Southland Life
                                                             2002), ING Aeltus Holding                   Insurance Co., USG Annuity
                                                             Company, Inc. (2000 -                       and Life Company, and
                                                             Present), ING Retail Holding                United Life and Annuity
                                                             Company (1998 - Present), ING               Insurance Co. Inc
                                                             Life Insurance and Annuity                  (March 2001 - Present);
                                                             Company (September 1997 -                   Director, Ameribest Life
                                                             November 2002) and ING                      Insurance Co., (March 2001
                                                             Retirement Holdings, Inc.                   to January 2003); Director,
                                                             (1997 - Present). Formerly,                 First Columbine Life
                                                             General Manager and Chief                   Insurance Co. (March 2001
                                                             Executive Officer, ING                      to December 2002); Member
                                                             Worksite Division (December                 of the Board, National
                                                             2000 - October 2001),                       Commission on Retirement
                                                             President ING-SCI, Inc.                     Policy, Governor's Council
                                                             (August 1997 - December                     on Economic
                                                             2000); President, Aetna                     Competitiveness and
                                                             Financial Services (August                  Technology of Connecticut,
                                                             1997 - December 2000).                      Connecticut Business and
                                                                                                         Industry Association,
                                                                                                         Bushnell; Connecticut
                                                                                                         Forum; Metro Hartford
                                                                                                         Chamber of Commerce; and
                                                                                                         is Chairman, Concerned
                                                                                                         Citizens for Effective
                                                                                                         Government.

                                                 TERM OF                                    NUMBER OF
                                               OFFICE AND              PRINCIPAL          PORTFOLIOS IN            OTHER
                                POSITION(S)     LENGTH OF            OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS             HELD WITH        TIME                DURING THE             OVERSEEN             HELD BY
          AND AGE                 COMPANY       SERVED(1)           PAST FIVE YEARS        BY DIRECTOR            DIRECTOR
       -------------            -----------    ----------           ---------------       -------------        -------------
John G. Turner(5)               Director     July 2000 -     Chairman, Hillcrest Capital       116       Director, Hormel Foods
7337 E. Doubletree Ranch Rd.                 Present         Partners (May 2002 -                        Corporation (March 2000 -
Scottsdale, AZ 85258                                         Present); President, Turner                 Present); Shopko Stores,
Born: 1939                                                   Investment Company (January                 Inc. (August 1999 -
                                                             2002 - Present). Mr. Turner                 Present); and M.A.
                                                             was formerly Vice Chairman of               Mortenson Company (March
                                                             ING Americas (2000 - 2002);                 2002 - Present).
                                                             Chairman and Chief Executive
                                                             Officer of ReliaStar
                                                             Financial Corp. and ReliaStar
                                                             Life Insurance Company (1993
                                                             - 2000); Chairman of
                                                             ReliaStar Life Insurance
                                                             Company of New York (1995 -
                                                             2001); Chairman of Northern
                                                             Life Insurance Company (1992
                                                             - 2001); Chairman and Trustee
                                                             of the Northstar affiliated
                                                             investment companies (1993 -
                                                             2001) and Director, Northstar
                                                             Investment Management
                                                             Corporation and its
                                                             affiliates (1993 - 1999).

----------
(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2)  Valuation Committee member.
(3)  Audit Committee member.
(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments, LLC.
(5) Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

                                                                                                 PRINCIPAL
                                                              TERM OF OFFICE                   OCCUPATION(S)
        NAME, ADDRESS                POSITION(S) HELD         AND LENGTH OF                     DURING THE
          AND AGE                    WITH THE COMPANY         TIME SERVED(1)                   PAST FIVE YEARS
        -------------                ----------------         --------------                   ---------------
OFFICERS:

James M. Hennessy               President and Chief         February 2001 -     President and Chief Executive Officer of ING
7337 E. Doubletree Ranch Rd.    Executive Officer           Present             Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258                                                            Services, LLC, ING Advisors, Inc., ING
Born: 1949                      Chief Operating             July 2000 -         Investments, LLC, Lexington Funds
                                Officer                     Present             Distributor, Inc., Express America T.C. Inc.
                                                                                and EAMC Liquidation Corp. (since December
                                Senior Executive            July 2000 -         2001); Executive Vice President and Chief
                                Vice President              February 2001       Operating Officer of ING Funds Distributor,
                                                                                LLC (since June 2000). Formerly, Executive
                                                                                Vice President and Chief Operating Officer
                                Secretary                   July 2000 -         of ING Quantitative Management, Inc.
                                                            February 2001       (October 2001 to September 2002); Senior
                                                                                Executive Vice President (June 2000 to
                                                                                December 2000) and Secretary (April 1995 to
                                                                                December 2000) of ING Capital Corporation,
                                                                                LLC, ING Funds Services, LLC, ING
                                                                                Investments, LLC, ING Advisors, Inc.,
                                                                                Express America T.C. Inc., and EAMC
                                                                                Liquidation Corp.; and Executive Vice
                                                                                President, ING Capital Corporation, LLC and
                                                                                its affiliates (May 1998 to June 2000) and
                                                                                Senior Vice President, ING Capital
                                                                                Corporation, LLC and its affiliates (April
                                                                                1995 to April 1998).

Stanley D. Vyner                Executive Vice              July 2000 -         Executive Vice President of ING Advisors,
7337 E. Doubletree Ranch Rd.    President                   Present             Inc. and ING Investments, LLC (July 2000 to
Scottsdale, Arizona 85258                                                       present) and Chief Investment Officer of the
Born: 1950                                                                      International Portfolios, ING Investments,
                                                                                LLC (July 1996 to present). Formerly,
                                                                                President and Chief Executive Officer of ING
                                                                                Investments, LLC (August 1996 to August
                                                                                2002).

Michael J. Roland               Executive Vice              February 2002 -     Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.    President and               Present             Officer and Treasurer of ING Funds Services,
Scottsdale, AZ 85258            Assistant Secretary                             LLC, ING Funds Distributor, LLC, ING
Born: 1958                                                                      Advisors, Inc., ING Investments, LLC
                                Principal Financial         July 2000 -         (December 2001 to present), Lexington Funds
                                Officer                     Present             Distributor, Inc., Express America T.C. Inc.
                                                                                and EAMC Liquidation Corp. (since December
                                Senior Vice President       July 2000 -         2001). Formerly, Executive Vice President,
                                                            February 2002       Chief Financial Officer and Treasurer of ING
                                                                                Quantitative Management, Inc. (December 2001
                                                                                to October 2002); Senior Vice President, ING
                                                                                Funds Services, LLC, ING Investments, LLC,
                                                                                and ING Funds Distributor, LLC (June 1998 to
                                                                                December 2001) and Chief Financial Officer
                                                                                of Endeavor Group (April 1997 to June 1998).

                                                                                                 PRINCIPAL
                                                              TERM OF OFFICE                   OCCUPATION(S)
        NAME, ADDRESS                POSITION(S) HELD         AND LENGTH OF                     DURING THE
          AND AGE                    WITH THE COMPANY         TIME SERVED(1)                   PAST FIVE YEARS
        -------------                ----------------         --------------                   ---------------
Robert S. Naka                  Senior Vice President       July 2000 -         Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.    and Assistant               Present             Secretary of ING Funds Services, LLC, ING
Scottsdale, AZ 85258            Secretary                                       Funds Distributor, LLC, ING Advisors, Inc.,
Born: 1963                                                                      ING Investments, LLC (October 2001 to
                                                                                present) and Lexington Funds Distributor,
                                                                                Inc. (since December 2001). Formerly, Senior
                                                                                Vice President and Assistant Secretary for
                                                                                ING Quantitative Management, Inc. (October
                                                                                2001 to October 2002); Vice President, ING
                                                                                Investments, LLC (April 1997 to October
                                                                                1999), ING Funds Services, LLC (February
                                                                                1997 to August 1999) and Assistant Vice
                                                                                President, ING Funds Services, LLC (August
                                                                                1995 to February 1997).

Kimberly A. Anderson            Senior                      November 2003 -     Vice President and Assistant Secretary of
7337 E. Doubletree Ranch Rd.    Vice President              Present             ING Funds Services, LLC, ING Funds
Scottsdale, AZ 85258                                                            Distributor, LLC, ING Advisors, Inc., ING
Born: 1964                      Vice President              February 2001 -     Investments, LLC (since October 2001) and
                                                            November 2003       Lexington Funds Distributor, Inc. (since
                                                                                December 2001). Formerly, Vice President for
                                Secretary                   February 2001 -     ING Quantitative Management, Inc. (October
                                                            August 2003         2001 to October 2002); Assistant Vice
                                                                                President of ING Funds Services, LLC
                                Assistant Vice              July 2000 -         (November 1999 to January 2001) and has held
                                President and               February 2001       various other positions with ING Funds
                                Assistant Secretary                             Services, LLC for more than the last five
                                                                                years.

Robyn L. Ichilov                Vice President and          July 2000 -         Vice President of ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.    Treasurer                   Present             (since October 2001) and ING Investments,
Scottsdale, AZ 85258                                                            LLC (since August 1997); Accounting Manager,
Born: 1967                                                                      ING Investments, LLC (since November 1995).

J. David Greenwald              Vice President              August 2003 -       Vice President of Mutual Fund Compliance of
7337 E. Doubletree Ranch Rd.                                present             ING Funds Services, LLC (May 2003 -
Scottsdale, Arizona 85258                                                       Present). Formerly Assistant Treasurer and
Born: 1957                                                                      Director of Mutual Fund Compliance and
                                                                                Operations of American Skandia, A Prudential
                                                                                Financial Company (October 1996 - May 2003).

Lauren D. Bensinger             Vice President              February 2003 -     Vice President and Chief Compliance Officer,
7337 E. Doubletree Ranch Rd.                                Present             ING Funds Distributor, LLC. (July 1995 to
Scottsdale, Arizona 85258                                                       Present); Vice President (February 1996 to
Born: 1954                                                                      Present) and Chief Compliance Officer
                                                                                (October 2001 to Present) ING Investments,
                                                                                LLC; Vice President and Chief Compliance
                                                                                Officer, ING Advisors, Inc. (July 2000 to
                                                                                Present), Formerly Vice President and Chief
                                                                                Compliance Officer ING Quantitative
                                                                                Management, Inc. (July 2000 to September
                                                                                2002), and Vice President, ING Fund
                                                                                Services, LLC (July 1995 to Present).

                                                                                                 PRINCIPAL
                                                              TERM OF OFFICE                   OCCUPATION(S)
        NAME, ADDRESS                POSITION(S) HELD         AND LENGTH OF                     DURING THE
          AND AGE                    WITH THE COMPANY         TIME SERVED(1)                   PAST FIVE YEARS
        -------------                ----------------         --------------                   ---------------
Todd Modic                      Vice President              August 2003 -       Vice President of Financial Reporting-Fund
7337 E. Doubletree Ranch Rd.                                Present             Accounting of ING Funds Services, LLC
Scottsdale, AZ 85258                                                            (September 2002 to present). Director of
Born: 1967                      Assistant Vice              August 2001 -       Financial Reporting of ING Investments, LLC
                                President                   August 2003         (March 2001 to September 2002). Formerly,
                                                                                Director of Financial Reporting, Axient
                                                                                Communications, Inc. (May 2000 to January
                                                                                2001) and Director of Finance, Rural/Metro
                                                                                Corporation (March 1995 to May 2000).

Huey P. Falgout, Jr.            Secretary                   August 2003 -       Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                present             (November 2002 - Present). Formerly,
Scottsdale, Arizona 85258                                                       Associate General Counsel of AIG American
Born: 1963                                                                      General (January 1999 - November 2002) and
                                                                                Associate General Counsel of Van Kampen,
                                                                                Inc. (April 1992 - January 1999).

Susan P. Kinens                 Assistant Vice              February 2003 -     Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.    President and               Present             Secretary, ING Funds Services, LLC (December
Scottsdale, AZ 85258            Assistant Secretary                             2002 - Present); and has held various other
Born: 1976                                                                      positions with ING Funds Services, LLC for
                                                                                the last five years.

Maria M. Anderson               Assistant Vice              August 2001 -       Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.    President                   Present             Services, LLC (since October 2001).
Scottsdale, AZ 85258                                                            Formerly, Manager of Fund Accounting and
Born: 1958                                                                      Fund Compliance, ING Investments, LLC
                                                                                (September 1999 to November 2001); Section
                                                                                Manager of Fund Accounting, Stein Roe Mutual
                                                                                Funds (July 1998 to August 1999); and
                                                                                Financial Reporting Analyst, Stein Roe
                                                                                Mutual Funds (August 1997 to July 1998).

Theresa Kelety                  Assistant Secretary         August 2003 -       Counsel, ING U.S. Financial Services (April
7337 E. Doubletree Ranch Rd.                                present             2003 - Present). Formerly, Senior Associate
Scottsdale, Arizona 85258                                                       with Shearman & Sterling (February 2000 -
Born: 1963                                                                      April 2003) and Associate with Sutherland
                                                                                Asbill & Brennan (1996 - February 2000).

---------------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110

A prospectus containing more complete information regarding the Fund, including charges and expenses, may be obtained by calling ING Variable Annuities' Customer Service Desk at 1-800-366-0066. Please read the prospectus carefully before you invest or send money. The Fund's proxy voting record will be available without charge on or about August 31, 2004 on the Fund's website at www.ingfunds.com and on the SEC's website at www.sec.gov.


[ING FUNDS LOGO]
                                                               VPEMAR1203-021804

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Putnam is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP ("KPMG"), the principal accountant, for the audit of the registrant's annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $15,000 for the year ended December 31, 2003 and $20,744 for the year ended December 31, 2002.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

        None

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $3,500 in the year ended December 31, 2003 and $3,950 in the year ended December 31, 2002. Such services included review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

        None

(e)(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES


                       MODEL AUDIT AND NON-AUDIT SERVICES
                               PRE-APPROVAL POLICY

I.    STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors or Trustees (the "Committee") of the ING Funds (each a "Fund," collectively, the "Funds") set out under Paragraph I on EXHIBIT A to this Audit and Non-Audit Services Pre-Approval Policy ("Policy") is responsible for the oversight of the work of the Funds' independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors' independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission ("SEC") rules promulgated in accordance with the Act, the Funds' may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services ("general pre-approval") or it may pre-approve specific services ("specific pre-approval"). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds' independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee's specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC's rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors' familiarity with the Funds' business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds' ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee's general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee's duty to pre-approve services performed by the Funds' independent auditors.

II.   AUDIT SERVICES

The annual audit services engagement terms and fees are subject to the Committee's specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds' annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds' financial statements (E.G., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.  AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds' financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors' independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.   TAX SERVICES

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors' independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds' independent auditors that do not, in the Committee's view, impair auditor independence and that are consistent with the SEC's rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.    OTHER SERVICES

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC's prohibitions.

VI.   PRE-APPROVAL OF FEE LEVELS AND BUDGETED AMOUNTS

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee's specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund's audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. PROCEDURES

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on an annual basis, receive from the independent auditors a list of services provided by the auditors during the prior 12-month period.

VIII. DELEGATION

The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.   ADDITIONAL REQUIREMENTS

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors' independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.


Appendix A

Pre-Approved Audit Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                   THE FUND(S)         FEE RANGE
---------------------------------------------------------------  ---------------  ------------------
Statutory audits or financial audits (including tax services            /X/        As presented to
associated with non-audit services)                                                Audit Committee

Services associated with SEC registration statements, periodic          /X/         Not to exceed
reports and other documents filed with the SEC or other                           $8,500 per filing
documents issued in connection with securities offerings
(E.G., consents), and assistance in responding to SEC comment letters.

Consultations by Fund management with respect to accounting or          /X/         Not to exceed
disclosure treatment of transactions or events and/or the                           $8,000 during
actual or potential effect of final or proposed rules,                             the Pre-Approval
standards or interpretations by the SEC, Financial Accounting                          Period
Standards Board, or other regulatory or standard setting
bodies.


Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                      FUND
                                                  THE FUND(S)       AFFILIATES           FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Services related to Fund mergers                      /X/               /X/            Not to exceed
                                                                                    $10,000 per merger

Consultations by Fund management with                 /X/                              Not to exceed
respect to accounting or disclosure                                                     $5,000 per
treatment of transactions or events and/or                                          occurrence during
the actual or potential effect of final or                                           the Pre-Approval
proposed rules, standards or interpretations                                              Period
by the SEC, Financial Accounting Standards
Board, or other regulatory or standard
setting bodies.  [NOTE:  Under SEC rules
some consultations may be "audit" services
and others may be "audit-related" services.]

Review of the Funds' semi-annual financial            /X/                             Not to exceed
statements                                                                          $5,000 for each set
                                                                                       of financial
                                                                                        statements

Reports to regulatory or government agencies          /X/                            Up to $5,000 per
related to the annual engagement                                                    occurrence during
                                                                                     the Pre-Approval
                                                                                          Period

Regulatory compliance assistance                      /X/               /X/            Not to exceed
                                                                                    $5,000 per quarter

Training courses                                      /X/                              Not to exceed
                                                                                     $2,000 per course

For Prime Rate Trust, agreed upon procedures          /X/                              Not to exceed
for quarterly reports to rating agencies                                            $9,000 per quarter


Appendix C

Pre-Approved Tax Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                      FUND
                                                  THE FUND(S)       AFFILIATES           FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Preparation of federal and state income tax           /X/                              Not to exceed
returns and federal excise tax returns for the                                        $6,000 per Fund
Funds including assistance and review with                                               during the
excise tax distributions.                                                               Pre-Approval
                                                                                           Period

Review of IRC Sections 851(b) and 817(h)              /X/                              Not to exceed
diversification testing on a real-time basis                                          $2,000 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Review of year-end reporting for 1099's               /X/                              Not to exceed
                                                                                       $800 per Fund
                                                                                         during the

                                                                                        Pre-Approval
                                                                                           Period

Tax assistance and advice regarding statutory,        /X/               /X/            Not to exceed
regulatory or administrative developments                                             $5,000 for the
                                                                                     Funds or for the
                                                                                     Funds' investment
                                                                                       adviser during
                                                                                      the Pre-Approval
                                                                                           Period

International tax services (e.g., Taiwan and          /X/                              Not to exceed
India)                                                                                $5,000 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Tax training courses                                  /X/                              Not to exceed
                                                                                     $2,000 per course
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period


Service

                                                                      FUND
                                                  THE FUND(S)       AFFILIATES           FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Tax services associated with Fund mergers             /X/                              Not to exceed
                                                                                     $8,000 per merger
                                                                                        during the
                                                                                       Pre-Approval
                                                                                          Period

Tax services related to the preparation of annual     /X/                              Not to exceed
PFIC statements and annual Form 5471(Controlled                                       $18,000 during
Foreign Corporation) for structured finance                                          the Pre-Approval
vehicles                                                                                  Period

Tax services related to CLOs and CBOs                 /X/                              Not to exceed
                                                                                        $15,000 per
                                                                                          quarter


Appendix D

Pre-Approved Other Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                 THE FUND(S)      FUND AFFILIATES        FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Agreed-upon procedures for Class B share                                /X/            Not to exceed
12b-1 programs                                                                        $25,000 during
                                                                                           the
                                                                                       Pre-Approval
                                                                                          Period

AIMR assistance, and/or verification of                                 /X/            Not to exceed
composites                                                                             $25,000 during
                                                                                            the
                                                                                       Pre-Approval
                                                                                           Period

Security counts performed pursuant to Rule            /X/                              Not to exceed
17f-2 of the 1940 Act (I.E., counts for                                               $5,000 per Fund
Funds holding securities with affiliated                                                 during the
sub-custodians)                                                                         Pre-Approval
                                                                                           Period


Appendix E

Prohibited Non-Audit Services
Dated:  200X

   - Bookkeeping or other services related to the accounting records or financial statements of the Funds

   -  Financial information systems design and implementation

   - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

   -  Actuarial services

   -  Internal audit outsourcing services

   -  Management functions

   -  Human resources

   -  Broker-dealer, investment adviser, or investment banking services

   -  Legal services

   -  Expert services unrelated to the audit

   - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

(e)(2) PERCENTAGE OF SERVICES REFERRED TO IN 4(b) - (4)(d) THAT WERE APPROVED BY THE AUDIT COMMITTEE

        100% of the services were approved by the audit committee.

(f) PERCENTAGE OF HOURS EXPENDED ATTRIBUTABLE TO WORK PERFORMED BY OTHER THAN FULL TIME EMPLOYEES OF KPMG IF GREATER THAN 50%.

        Not applicable.

(g) NON-AUDIT FEES: The non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $344,373 for the year ended December 31, 2003 and $374,718 for the year ended December 31, 2002.

(h) PRINCIPAL ACCOUNTANTS INDEPENDENCE: The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING VP Emerging Markets Fund, Inc.
              ----------------------------------


By   /s/ James M. Hennessy
    ----------------------------------------
         James M. Hennessy
         President and Chief Executive Officer

Date  March 5, 2004
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By   /s/ James M. Hennessy
    ----------------------------------------------------
         James M. Hennessy
         President and Chief Executive Officer

Date  March 5, 2004
     -------------------------


By   /s/ Michael J. Roland
    ----------------------------------------------
         Michael J. Roland
         Executive Vice President and Chief Financial Officer


Date  March 5, 2004
     -------------------------